Exhibit 99

March 31, 2023

Bank of America Corporation Announces CME Term SOFR as Benchmark Replacement

Rate for Certain Outstanding USD LIBOR Securities After June 30, 2023

CHARLOTTE, N.C. – Bank of America Corporation (“BAC”) (NYSE: BAC), BofA Finance LLC (“BofA Finance”) and certain other BAC-affiliated issuers have issued and outstanding certain floating or fixed-to-floating rate debt securities, preferred stock represented by depositary shares and trust preferred securities, listed in the Annexes to this press release, that are governed by New York or Delaware law, for which U.S. dollar LIBOR (“USD LIBOR”), for one- or three-month tenors, serves as the benchmark rate used in connection with the calculation or determination of applicable interest, dividend or distribution payments (the “USD LIBOR Securities”). On March 5, 2021, the U.K.’s Financial Conduct Authority announced that after June 30, 2023, USD LIBOR for such tenors (along with other remaining tenors of USD LIBOR) would cease publication or no longer be representative. In connection with the cessation of representative USD LIBOR, on March 15, 2022, Congress enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”), and the Board of Governors of the Federal Reserve System (the “Board”) has issued final rules thereunder (the “LIBOR Rule”).

BAC is issuing this press release to announce its expectation that, on the first London banking date after June 30, 2023 (the “LIBOR Replacement Date”), the CME Term SOFR Reference Rate published for the one- or three-month tenor (that corresponds to the applicable USD LIBOR tenor), as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof) (“CME Term SOFR”), plus the applicable tenor spread adjustment described below (such rate being the “Board-selected benchmark replacement” under the LIBOR Rule) will be the reference rate for calculations or determinations of applicable interest, dividend or distribution payments for each of the USD LIBOR Securities listed in the Annexes to this press release. The replacement of USD LIBOR as the benchmark rate for each of the USD LIBOR Securities, with CME Term SOFR for the applicable corresponding tenor, plus the applicable tenor spread adjustment, will be effective for determinations under the terms of the USD LIBOR Securities that are made on and after the LIBOR Replacement Date, but will not affect any determinations made prior to the LIBOR Replacement Date.

Non-Workable Contractual Fallbacks

The USD LIBOR Securities listed in Annex 1 to this press release, contain fallback provisions that provide for (i) a poll or inquiries for quotes or information related to USD LIBOR or (ii) benchmark replacements based on USD LIBOR values (such as the most recently available USD LIBOR rate or USD LIBOR rate as determined by the calculation agent using discretion). Under the LIBOR Act and LIBOR Rule, on the LIBOR Replacement Date, by operation of law (i) these fallback provisions will be disregarded and deemed null and void and without any force or effect, and (ii) USD LIBOR will be replaced as the benchmark rate by CME Term SOFR for the tenor that corresponds to the applicable USD LIBOR tenor, plus the applicable tenor spread adjustment.

Determining Person Discretion

The USD LIBOR Securities listed in Annex 2 to this press release contain fallback provisions authorizing an investment bank of national or international standing, as applicable, to select the benchmark replacement rate for three-month USD LIBOR. Under the LIBOR Act and the LIBOR Rule, such investment bank is the person with the sole authority under the terms of these USD LIBOR Securities to determine a benchmark replacement for USD LIBOR (referred to in the LIBOR Act and LIBOR Rule as the “determining person”). For each of these USD LIBOR Securities, BAC and BofA Finance, as issuers of such securities, have appointed BofA Securities, Inc. as the determining person, and it has selected three-month CME Term SOFR, plus the applicable tenor spread adjustment, as the benchmark replacement for three-month USD LIBOR on and after the LIBOR Replacement Date.

ARRC Recommended Fallback Provisions

The USD LIBOR Securities listed in Annex 3 to this press release contain fallback provisions for three-month USD LIBOR substantially in the form recommended on April 25, 2019 by the Alternative Reference Rates Committee (“ARRC”) convened by the Federal Reserve Bank of New York. For each of these USD LIBOR Securities, in accordance with these fallback provisions, it is expected that USD LIBOR will be replaced as the benchmark rate by CME Term SOFR for the applicable tenor, plus the applicable tenor spread adjustment, on and after the USD LIBOR Replacement Date, if BAC, as issuer, determines that a benchmark transition event and the related benchmark replacement date (as such terms are defined in such securities) have occurred and an interpolated rate (as such term is defined in such securities) cannot be determined. BAC, as issuer of these USD LIBOR Securities, expects these conditions to be satisfied on and after the LIBOR Replacement Date, such that three-month CME Term SOFR, plus the applicable tenor spread adjustment, will replace three-month USD LIBOR for each of these Annex 3 USD LIBOR Securities on and after the LIBOR Replacement Date in the same manner as described above for the Annex 1 and Annex 2 USD LIBOR Securities.

Tenor Spread Adjustment

The tenor spread adjustment for CME Term SOFR with respect to the following tenors of USD LIBOR, as set forth in the LIBOR Act and the LIBOR Rule, is:

Tenor	Tenor spread adjustment
One Month	0.11448%
Three Months	0.26161%

Conforming Changes

For the USD LIBOR Securities for which the Board-selected benchmark replacement becomes the benchmark replacement for USD LIBOR by operation of law under the LIBOR Act (the USD LIBOR Securities listed in Annex 1) or because selected as such by a determining person (the USD LIBOR Securities listed in Annex 2), the LIBOR Rule provides that certain benchmark replacement conforming changes will become an integral part of such securities by operation of law. See Annex 4 for a description of such conforming changes. In addition, a person responsible for calculating or determining any valuation, payment or other measurement based on a benchmark (a “calculating person”) has the authority under the LIBOR Act and the LIBOR Rule to make certain additional benchmark replacement conforming changes (in addition to those specified in LIBOR Rule) under securities such as the USD LIBOR Securities listed in Annex 1 and Annex 2 without any requirement to obtain consent from any other person. Any such additional changes that the applicable calculating person makes with respect to such USD LIBOR Securities will become an integral part of the applicable securities by operation of law and be the subject of a separate announcement on the Investors/Fixed Income portion of BAC’s website.

Under the terms of the USD LIBOR Securities listed in Annex 3, BAC, as issuer, will have the right to make benchmark replacement conforming changes. It is expected that BAC will determine that the benchmark replacement conforming changes adopted by the Board under the LIBOR Rule will also apply to such USD LIBOR Securities. If BAC makes any additional benchmark replacement conforming changes with respect to such USD LIBOR Securities, such additional changes will be the subject of a separate announcement on the Investors/Fixed Income portion of BAC’s website.

This press release applies only to the USD LIBOR Securities listed in the Annexes to this press release and does not relate to any other securities or other instruments. In advance of the LIBOR Replacement Date, further notices relating to CME Term SOFR as the benchmark replacement rate for USD LIBOR for the USD LIBOR Securities held through The Depository Trust Company (“DTC”) will be made pursuant to the DTC LIBOR Replacement Index Communication Tool.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made in this press release include, without limitation, statements concerning the expected transition of the Annex 3 USD LIBOR Securities to CME Term SOFR for the applicable tenor, plus the applicable spread adjustment. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict or beyond our control. You should not place undue reliance on any forward-looking statement and should consider the uncertainties with respect to such transition and resulting risks that such transition would not occur, and including those discussed under Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and in any of our subsequent Securities and Exchange Commission filings. Forward-looking statements speak only as of the date they are made, and except as required by the U.S. federal securities laws, we undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Bank of America

Bank of America is one of the world’s leading financial institutions, serving individual consumers, small and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 67 million consumer and small business clients with approximately 3,900 retail financial centers, approximately 16,000 ATMs, and award-winning digital banking with approximately 56 million verified digital users. Bank of America is a global leader in wealth management, corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 3 million small business households through a suite of innovative, easy-to-use online products and services. The company serves clients through operations across the United States, its territories and approximately 35 countries. Bank of America Corporation stock (NYSE: BAC) is listed on the New York Stock Exchange.

For more Bank of America news, visit the Bank of America newsroom and register for email news alerts.

www.bankofamerica.com

###

Investors May Contact:

Lee McEntire, Bank of America

Phone: 1.980.388.6780

lee.mcentire@bofa.com

Jonathan Blum, Bank of America (Fixed Income)

Phone: 1.212.449.3112

jonathan.blum@bofa.com

Reporters May Contact:

Bill Halldin, Bank of America

Phone: 1.916.724.0093

william.halldin@bofa.com

Christopher P. Feeney, Bank of America

Phone: 1.980.386.6794

christopher.feeney@bofa.com

ANNEX 1

NON-WORKABLE CONTRACTUAL FALLBACKS

BAC Benchmark Notes

CUSIP No./ISIN	Issue Date	Title of Security

63858REX5[1]	3/23/1998	Senior Medium-Term Floating Rate Notes, due March 2038

06050MAA5	5/21/1999	Senior Medium-Term Floating Rate Notes, due May 2039

06050MAB3[1]	6/30/1999	Senior Medium-Term Floating Rate Notes, due June 2039

06050MAD9	10/26/1999	Senior Medium-Term Floating Rate Notes, due October 2039

06050MAG2	12/17/1999	Senior Medium-Term Floating Rate Notes, due December 2039

06050MAZ0	11/27/2000	Senior Medium-Term Floating Rate Notes, due November 2040

06050MBS5	12/28/2001	Senior Medium-Term Floating Rate Notes, due December 2041

59022CAA1[2]	9/12/2006	Floating Rate Subordinated Notes Due September 15, 2026

XS0272557876[1,3]	10/25/2006	Registered Floating Rate Notes due October, 2027

5901886X1[2]	11/27/2006	Floating Rate Subordinated Notes Due December 1, 2026

59018YT43[2]	9/22/2008	Senior Medium-Term Floating Rate Notes, due January 2037

06051GGF0	1/20/2017	3.824% Fixed/Floating Rate Senior Notes, due January 2028

06051GGG8	1/20/2017	4.443% Fixed/Floating Rate Senior Notes, due January 2048

06051GGM5	4/24/2017	4.244% Fixed/Floating Rate Senior Notes, due April 2038

06051GGL7	4/24/2017	3.705% Fixed/Floating Rate Senior Notes, due April 2028

06051GGR4	7/21/2017	3.593% Fixed/Floating Rate Senior Notes, due July 2028

06051GGT0	9/18/2017	3.093% Fixed/Floating Rate Senior Notes, due October 2025

U0R8A1AB3/ 06051GGW3	12/20/2017	3.419% Fixed/Floating Rate Senior Notes, due 2028
06051GHD4[4]

06051GGZ6	1/23/2018	3.366% Fixed/Floating Rate Senior Notes, due January 2026

06051GHA0	1/23/2018	3.946% Fixed/Floating Rate Senior Notes, due January 2049

06051GHB8	2/5/2018	Floating Rate Senior Notes, due February 2026

BAC Preferred Stock/Depositary Shares

CUSIP No.	Issue Date	Title of Security
060505633	11/1/2004[5]	Depositary shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 1 (CUSIP No. for the Series 1 Preferred Stock is 060505542)

060505625	3/14/2005[5]	Depositary shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 2 (CUSIP No. for the Series 2 Preferred Stock is 060505534)

BAC Preferred Stock/Depositary Shares

CUSIP No.	Issue Date	Title of Security

060505591	11/17/2005[5]	Depositary shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 4 (CUSIP No. for the Series 4 Preferred Stock is 060505518)

060505815	11/6/2006	Depositary shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E (CUSIP No. for the Series E Preferred Stock is 060505799)

060505583	3/20/2007[5]	Depositary shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 5 (CUSIP No. for the Series 5 Preferred Stock is 060505492)

060505ED2	5/29/2013	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series U (CUSIP No. for the Series U Preferred Stock is 060505EE0)

060505EH3	9/5/2014	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series X (CUSIP No. for the Series X Preferred Stock is 060505EJ9)

060505EL4	10/23/2014	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series Z (CUSIP No. for the Series Z Preferred Stock is 060505EM2)

060505EN0	3/17/2015	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series AA (CUSIP No. for the Series AA Preferred Stock is 060505EP5)

060505EU4	3/10/2016	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series DD (CUSIP No. for the Series DD Preferred Stock is 060505EV2)

BAC Client-Driven Notes

CUSIP No.	Issue Date	Title of Security
06048WPV6	10/30/2014	Fixed to Floating Rate Notes with a Maximum Interest Rate, due October 30, 2024

06048WPZ7	11/25/2014	Fixed to Floating Rate Notes with a Maximum Interest Rate, due November 25, 2024

06048WTR1	10/28/2016	Fixed to Floating Rate Notes with a Maximum Interest Rate, due October 28, 2026

06048WUS7	8/28/2017	Fixed to Floating Rate Notes with a Maximum Interest Rate, due August 28, 2027

BAC Capital Trust XIII Trust Preferred Securities

CUSIP No.	Issue Date	Title of Security
05518UAA5	2/16/2007	Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (CUSIP No. for the underlying Series F Preferred Stock is 060505377)

BAC Capital Trust XIV Trust Preferred Securities

CUSIP No.	Issue Date	Title of Security
05518VAA3	2/16/2007	5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (CUSIP No. for the underlying Series G Preferred Stock is 060505385)

BAC Capital Trust XV Trust Preferred Securities

CUSIP No.	Issue Date	Title of Security
05518WAA1	5/31/2007	Floating Rate Capital Securities of BAC Capital Trust XV (CUSIP No. for the underlying junior subordinated notes is 060505DF8)

[1]	The benchmark rate for these USD LIBOR Securities is one-month USD LIBOR. For all other USD LIBOR Securities, the benchmark rate is three-month USD LIBOR.
[2]	Originally issued by Merrill Lynch & Co., Inc. (“ML&Co.”).
[3]	Held through Euroclear Bank SA/NV and/or Clearstream Banking, S.A., Luxembourg.
[4]

These notes of this series (CUSIP No. 06051GHD4) were issued on 5/24/2018 in exchange for outstanding notes of this series (CUSIP Nos. U0R8A1AB3 and 06051GGW3) previously issued on 12/20/2017. Certain notes of this series issued on 12/20/2017 were not exchanged and remain outstanding.

[5]	This is the date that ML&Co. originally issued shares of its preferred stock that were exchanged for shares of corresponding BAC preferred stock in the merger of BAC and ML&Co. on 1/1/2009.

ANNEX 2

DETERMINING PERSON DISCRETION

BAC Benchmark Notes

CUSIP No.	Issue Date	Title of Security
06051GHG7	3/5/2018	3.970% Fixed/Floating Rate Senior Notes, due March 2029

06051GHL6	7/23/2018	3.864% Fixed/Floating Rate Senior Notes, due July 2024

06051GHK8	7/23/2018	Floating Rate Senior Notes, due July 2024

06051GHM4	7/23/2018	4.271% Fixed/Floating Rate Senior Notes, due July 2029

06051GHQ5	2/7/2019	3.974% Fixed/Floating Rate Senior Notes, due February 2030

06051GHR3	3/15/2019	3.458% Fixed/Floating Rate Senior Notes, due March 2025

06051GHS1	3/15/2019	4.330% Fixed/Floating Rate Senior Notes, due March 2050

06051GHT9	4/23/2019	3.559% Fixed/Floating Rate Senior Notes, due April 2027

06051GHU6	4/23/2019	4.078% Fixed/Floating Rate Senior Notes, due April 2040

BAC Preferred Stock/Depositary Shares

CUSIP No.	Issue Date	Title of Security
060505FL3	3/15/2018	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series FF (CUSIP No. for the Series FF Preferred Stock is 060505FK5)

BAC Client-Driven Notes

CUSIP No./ISIN	Issue Date	Title of Security
06048WWH9	4/23/2018	Puttable Floating Rate Notes, due April 23, 2058

06048WWN6	4/27/2018	Floating Rate Notes with Minimum and Maximum Interest Rates, due April 27, 2028

06048WXG0	8/31/2018	Puttable Floating Rate Notes, due August 30, 2058

06048WXP0	9/12/2018	Puttable Floating Rate Notes, due September 12, 2058

06048WYA2	11/9/2018	Puttable Floating Rate Notes, due November 9, 2058

06048WYR5	12/10/2018	Puttable Floating Rate Notes, due December 10, 2058

06048WYS3	12/18/2018	Floating Rate Notes with Minimum and Maximum Interest Rates, due December 18, 2028

06048WYV6	12/26/2018	Puttable Floating Rate Notes, due December 26, 2058

06048WZF0	2/7/2019	Puttable Floating Rate Notes, due February 7, 2059

XS1902342317[6]	11/13/2018	USD 3,000,000 Floating Rate Notes due November 2028

XS1917571900[6]	12/10/2018	USD 10,000,000 Floating Rate Notes due December 2028

XS1943443330[6]	2/7/2019	USD 3,000,000 Floating Rate Notes due February 2029

XS1958537547[6]	3/13/2019	USD 3,000,000 Floating Rate Notes due March 2029

XS1958189836[6]	3/14/2019	USD 10,000,000 Floating Rate Notes due March 2029

BofA Finance Client-Driven Note

CUSIP No.	Issue Date	Title of Security
09709THC8	7/29/2019	4.00% Issuer Callable Daily Range Accrual Notes Linked to 3-month U.S. Dollar LIBOR, due July 29, 2029

[6]	Held through Euroclear Bank SA/NV and/or Clearstream Banking, S.A., Luxembourg.

ANNEX 3

ARRC RECOMMENDED FALLBACK PROVISIONS

BAC Benchmark Notes

CUSIP No.	Issue Date	Title of Security
06051GHV4	7/23/2019	3.194% Fixed/Floating Rate Senior Notes, due July 2030

06051GHW2	10/22/2019	2.456% Fixed/Floating Rate Senior Notes, due October 2025

06051GHX0	10/22/2019	2.884% Fixed/Floating Rate Senior Notes, due October 2030

06051GHY8	2/13/2020	2.015% Fixed/Floating Rate Senior Notes, due February 2026

06051GHZ5	2/13/2020	2.496% Fixed/Floating Rate Senior Notes, due February 2031

06051GJA8	3/20/2020[7]	4.083% Fixed/Floating Rate Senior Notes, due March 2051

BAC Preferred Stock/Depositary Shares

CUSIP No.	Issue Date	Title of Security
060505FP4	6/20/2019	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series JJ (CUSIP No. for the Series JJ Preferred Stock is 060505FN9)

060505FQ2	1/24/2020	Depositary Shares, each representing 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series MM (CUSIP No. for the Series MM Preferred Stock is 060505FR0)

BAC Client-Driven Notes

CUSIP No.	Issue Date	Title of Security
06048WE22	10/24/2019	Puttable Floating Rate Notes, due October 24, 2059

06048WF47	11/29/2019	Puttable Floating Rate Notes, due December 1, 2059

[7]	Issue Date of 3/27/2020 for additional notes issued in a reopening of this series.

ANNEX 4

CONFORMING CHANGES

The following are the benchmark replacement conforming changes specified in the LIBOR Rule:

(1)

Any reference to a specified source for USD LIBOR shall be replaced with the publication of the applicable Board-selected benchmark replacement (inclusive of the applicable tenor spread adjustment) by either the relevant benchmark administrator for the applicable Board-selected benchmark replacement or any third party authorized by the relevant benchmark administrator to publish the applicable Board-selected benchmark replacement.

(2)

Any reference to a particular time of day for determining USD LIBOR (such as 11:00 a.m. London time) shall be replaced with the standard publication time for the applicable Board-selected benchmark replacement (inclusive of the relevant tenor spread adjustment), as established by the relevant benchmark administrator.

(3)

Any provision of any USD LIBOR Securities requiring use of a combination (such as an average) of LIBOR values over a period of time that spans the LIBOR Replacement Date shall be modified to provide that the combination shall be calculated consistent with that contractual provision using (i) the USD LIBOR the applicable tenor for any date prior to the LIBOR Replacement Date and (ii) the applicable Board-selected benchmark replacement rate for any date on or following the LIBOR Replacement Date, respectively.

(4)

To the extent a Board-selected benchmark replacement is not available or published on a particular day indicated in the USD LIBOR Securities as the determination date, the most recently available publication of the Board-selected benchmark replacement will apply.